UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 - March 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R)  EQUITY  INCOME  FUND
MARCH  31,  2004

[GRAPH SHIP]

SEMIANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 fund profile
 7 glossary of investment terms
 8 performance summary
 9 about your fund's expenses
11 financial statements
22 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Equity Income Fund returned 15.8% during the six months ended March 31, 2004.
* The fund slightly outperformed the average competing fund and the broad U.S. stock market but lagged its benchmark, the Russell 1000 Value Index.
* Value stocks outpaced growth stocks during the period, but the best-performing value stocks were not necessarily the ones that paid dividends.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

A market surge that began in early 2003 continued through the first half of Vanguard Equity Income Fund's 2004 fiscal year. Your fund returned 15.8%, an impressive result in absolute terms, especially for a six-month period.

[PHOTOS OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS
                                                                SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD EQUITY INCOME FUND
  Investor Shares                                                          15.8%
  Admiral Shares                                                           15.8
Russell 1000 Value Index                                                   17.6
Average Equity Income Fund*                                                15.0
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund slightly outpaced the average competing mutual fund and the broad U.S. stock market, as value stocks outperformed growth issues. However, the fund trailed the benchmark Russell 1000 Value Index, which includes securities that pay little or nothing in dividends-- a group not represented in your fund.

The adjacent table shows the six-month total returns (capital change plus reinvested distributions) for your fund, the unmanaged benchmark index, the average equity income fund, and the broad market as measured by the Wilshire 5000 Total Market Index.

As share prices rose in the period, dividend yields fell. The yield of your fund's Investor Shares as of March 31 was 2.4% (2.5% for Admiral Shares)--0.3 percentage point lower than for each share class at the start of the fiscal period, but still well above the yields of the broad stock market, money market funds, and most short-term bond funds. For details on distributions and changes in the fund's share prices during the period, please see the table on page 5.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

SMALL STOCKS LED THE WAY

The U.S. stock market's yearlong rally continued through the six months. Gains were broad-based and were especially powerful among small- capitalization stocks. While the overall equity market, as represented by the Wilshire 5000 Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor market. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BOND'S RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                 -------------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
 ex USA (International)                               22.8       59.9       2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
(Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.


FINANCIAL STOCKS BOOSTED YOUR FUND'S PERFORMANCE

Vanguard Equity Income Fund's investment strategy is to seek undervalued companies that pay higher-than-average dividends and that have the potential for modest capital appreciation over the long run. This "value" strategy was behind your fund's slight outperformance of the broad market during the fiscal half-year, as value stocks--those whose prices are considered cheap relative to earnings, book value, or other measures--outpaced growth stocks.

With energy prices surging during the fiscal half-year, some of the fund's better-performing stocks were oil companies, such as top-ten holdings ChevronTexaco (+25%) and ExxonMobil (+15%). Financial services companies, such as Citigroup (+15%), PNC Financial Services Group (+19%), and ACE (+30%), had the largest impact on the fund's performance. Financial services holdings accounted for 30.4% of the fund's assets on average--by far the largest sector commitment. Other sectors that enhanced overall absolute performance included materials & processing, utilities, consumer discretionary, and consumer staples.

On a relative basis, the fund lagged the Russell 1000 Value Index by almost 2 percentage points because of stock selection. Within the financial services sector, for example, the fund held XL Capital, which is not included in the index and posted a slight negative return during the six months, but not Bank One, which is in the index and returned 43%.

We should note that whether a stock is assigned to a Russell growth index or value index depends on its price/book ratio and earnings growth forecasts, not on its dividend yield. But your fund's mandate is to provide above-average current income. Because of this, stocks that don't pay dividends--such as Lucent Technologies, which surged 90% during the six months, greatly contributing to the index's return-- generally are not suitable for the fund.


--------------------------------------------------------------------------------
FUND ASSETS MANAGED
                                                                 MARCH 31, 2004
                                                          ----------------------
                                                          $ MILLION   PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                           $1,507          46%
Vanguard Quantitative Equity Group                              992          31
John A. Levin & Company, Inc.                                   617          19
Cash Investments*                                               123           4
--------------------------------------------------------------------------------
Total                                                        $3,239         100%
--------------------------------------------------------------------------------
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.


Your fund fared well relative to other equity income funds, posting a slightly higher return than the average result for the peer group. Credit goes to the three investment advisors--who provide additional diversification through their different management styles--coupled with Vanguard's low-cost advantage. The table above shows the proportion of fund assets managed by each advisor as of March 31.

LEARNING FROM THE PAST

The past several years have provided a condensed version of a lifetime of investment experience: one of the greatest bull markets in modern history, followed by one of the worst bear markets for stocks, followed in turn by a truly remarkable rebound. Ebbs and flows are inevitable in the financial markets, but--as investors who weathered those years can attest--their timing and magnitude are unpredictable.

Because market movements are outside anyone's control, we have always urged investors to concentrate on the factors within their control. First, decide on an allocation among stock, bond, and short-term investments that is appropriate for your goals, time horizon, and risk tolerance. Second, choose diversified, low-cost mutual funds to fulfill that asset allocation. Finally, persevere with your investment plan, making changes only to reestablish your original allocation or to make thoughtful modifications as your goals or time horizon changes. Those who follow such a plan will never be at the top of the heap at any given moment, but they will never be at the bottom either.

In the end, reaching your financial objectives is the only important criterion for success, and following a diversified, balanced, low-cost approach provides the best odds of achieving those goals with fewer sleepless nights along the way.

Thank you for entrusting your hard-earned dollars to us.



Sincerely,



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 14, 2004




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                      --------------------------
                        STARTING            ENDING          INCOME       CAPITAL
                     SHARE PRICE       SHARE PRICE       DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Equity Income Fund
  Investor Shares         $20.11            $22.49          $0.275        $0.477
  Admiral Shares           42.15             47.14           0.602         1.000
--------------------------------------------------------------------------------

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.


EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                              FUND          INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                               170             734         5,157
Median Market Cap                           $29.0B          $25.2B        $27.1B
Price/Earnings Ratio                         16.9x           18.0x         23.7x
Price/Book Ratio                              2.4x            2.3x          3.0x
Yield                                                         2.3%          1.5%
 Investor Shares                              2.4%
 Admiral Shares                               2.5%
Return on Equity                             18.8%           17.1%         15.7%
Earnings Growth Rate                          3.5%            5.4%          5.5%
Foreign Holdings                              5.2%            0.0%          0.9%
Turnover Rate                                 33%+              --            --
Expense Ratio                                                   --            --
 Investor Shares                            0.34%+
 Admiral Shares                             0.22%+
Short-Term Reserves                             1%              --            --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                                             3.4%
 (banking)
Bank of America Corp.                                                       2.9
 (banking)
ExxonMobil Corp.                                                            2.7
 (oil)
ChevronTexaco Corp.                                                         2.3
 (oil)
Hewlett-Packard Co.                                                         1.9
 (computer technology)
Pfizer Inc.                                                                 1.8
 (pharmaceuticals)
General Motors Corp.                                                        1.7
 (automotive and transport)
Caterpillar, Inc.                                                           1.6
 (manufacturing)
Shell Transport & Trading Co. ADR                                           1.5
 (energy)
PNC Financial Services Group                                                1.5
 (banking)
--------------------------------------------------------------------------------
Top Ten                                                                    21.3%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.



---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.97                 1.00    0.86          1.00
Beta                  0.89                 1.00    0.78          1.00
---------------------------------------------------------------------


--------------------------------------------------------------------------------
Sector Diversification (% of portfolio)

                                                    Comparative            Broad
                                            Fund         Index*          Index**
--------------------------------------------------------------------------------
Auto & Transportation                         3%             3%               3%
Consumer Discretionary                        7             11               16
Consumer Staples                              8              6                7
Financial Services                           30             36               24
Health Care                                   6              3               13
Integrated Oils                              11              9                4
Other Energy                                  1              2                3
Materials & Processing                        8              6                4
Producer Durables                             6              4                4
Technology                                    5              7               14
Utilities                                    11             13                7
Other                                         3              0                1
--------------------------------------------------------------------------------
Short-Term Reserves                           1%             --               --
--------------------------------------------------------------------------------

--------------------------------
INVESTMENT FOCUS

STYLE                      Value
MARKET CAP                 Large
--------------------------------
 *Russell 1000 Value Index.
**Wilshire 5000 Index.
 +Annualized.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-MARCH 31, 2004


                  EQUITY INCOME FUND          RUSSELL 1000
                    INVESTOR SHARES            VALUE INDEX

1994                     -2.2                      -0.7
1995                     24.8                      27.7
1996                     18.2                      17.9
1997                     34.2                      42.3
1998                     9.5                        3.6
1999                     12.6                      18.7
2000                     6.3                        8.9
2001                     -0.8                      -8.9
2002                    -17.9                     -16.9
2003                     18.9                      24.4
2004*                    15.8                      17.6
--------------------------------------------------------------------------------
*Six months ended March 31, 2004.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                                                TEN YEARS
                                        ONE      FIVE   ------------------------
                  INCEPTION DATE       YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
EQUITY INCOME FUND
 Investor Shares       3/21/1988     34.51%     3.69%      8.69%   3.27%  11.96%
 Admiral Shares        8/13/2001     34.67      2.28*         --      --      --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.


--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                                  BEGINNING           ENDING            EXPENSES
                              ACCOUNT VALUE    ACCOUNT VALUE         PAID DURING
EQUITY INCOME FUND                9/30/2003        3/31/2004             PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
 Investor Shares                     $1,000           $1,159               $1.83
 Admiral Shares                       1,000            1,159                1.19
HYPOTHETICAL 5% RETURN
 Investor Shares                     $1,000           $1,048               $1.74
 Admiral Shares                       1,000            1,049                1.13
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                                                          EQUITY
                                   INVESTOR          ADMIRAL              INCOME
                                     SHARES           SHARES                FUND
--------------------------------------------------------------------------------
Equity Income Fund                    0.34%            0.22%              1.47%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.9%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.7%)
General Motors Corp.                               1,138,000    $        53,600
Delphi Corp.                                       1,330,950             13,256
Burlington Northern
 Santa Fe Corp.                                      201,000              6,331
Tidewater Inc.                                       214,600              6,037
Genuine Parts Co.                                    175,168              5,732
CSX Corp.                                            122,175              3,701
                                                                ----------------
                                                                $        88,657
                                                                ----------------

CONSUMER DISCRETIONARY (6.2%)
Kimberly-Clark Corp.                                 458,875             28,955
Newell Rubbermaid, Inc.                            1,022,650             23,725
Gannett Co., Inc.                                    189,100             16,667
Regal Entertainment Group
 Class A                                             708,800             15,579
Limited Brands, Inc.                                 708,855             14,177
Leggett & Platt, Inc.                                544,100             12,901
Tribune Co.                                          232,125             11,708
Eastman Kodak Co.                                    397,024             10,390
Home Depot, Inc.                                     261,775              9,780
McDonald's Corp.                                     311,600              8,902
The Stanley Works                                    200,200              8,545
May Department Stores Co.                            239,304              8,275
R.R. Donnelley & Sons Co.                            255,600              7,732
Maytag Corp.                                         225,200              7,110
Gillette Co.                                         179,008              6,999
* Accenture Ltd.                                     214,900              5,330
Viacom Inc. Class B                                  133,900              5,250
                                                                ----------------
                                                                $       202,025
                                                                ----------------

CONSUMER STAPLES (7.2%)
Altria Group, Inc.                                   553,650             30,146
Kellogg Co.                                          572,900             22,481
The Coca-Cola Co.                                    395,305             19,884
Sara Lee Corp.                                       796,345             17,408
H.J. Heinz Co.                                       409,764             15,280
Albertson's, Inc.                                    664,500             14,719
Carolina Group                                       536,400             14,670
The Procter & Gamble Co.                             137,969             14,470
Kraft Foods Inc.                                     397,500             12,724
General Mills, Inc.                                  263,373             12,294
The Clorox Co.                                       251,197             12,286
Colgate-Palmolive Co.                                196,300             10,816
Diageo PLC ADR                                       170,850              9,035
PepsiCo, Inc.                                        151,500              8,158
ConAgra Foods, Inc.                                  287,300              7,740
Campbell Soup Co.                                    224,366              6,118
Wm. Wrigley Jr. Co.                                   98,500              5,823
                                                                ----------------
                                                                $       234,052
                                                                ----------------
FINANCIAL SERVICES (29.2%)
 BANKS---NEW YORK CITY (1.1%)
J.P. Morgan Chase & Co.                              451,709             18,949
The Bank of New York Co., Inc.                       568,175             17,897

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
BANKS--OUTSIDE NEW YORK CITY (12.5%)
Bank of America Corp.                              1,150,498    $        93,167
PNC Financial Services Group                         867,969             48,103
Wells Fargo & Co.                                    669,865             37,961
SunTrust Banks, Inc.                                 496,700             34,625
National City Corp.                                  891,900             31,734
Wachovia Corp.                                       674,624             31,707
U.S. Bancorp                                       1,084,231             29,979
First Tennessee National Corp.                       375,700             17,921
FleetBoston Financial Corp.                          307,184             13,793
National Commerce
Financial Corp.                                      406,800             11,638
Fifth Third Bancorp                                  183,100             10,138
Synovus Financial Corp.                              331,100              8,095
BB&T Corp.                                           202,100              7,134
Comerica, Inc.                                       125,700              6,828
FirstMerit Corp.                                     248,000              6,460
City National Corp.                                  107,100              6,415
KeyCorp                                              208,770              6,324
Zions Bancorp                                        105,300              6,023

DIVERSIFIED FINANCIAL SERVICES (6.1%)
Citigroup, Inc.                                    2,103,466            108,749
Morgan Stanley                                       674,750             38,663
Merrill Lynch & Co., Inc.                            495,823             29,531
Marsh & McLennan Cos., Inc.                          328,253             15,198
CIT Group Inc.                                       104,200              3,965

FINANCIAL DATA PROCESSING SERVICES (0.1%)
Automatic Data Processing, Inc.                      106,125              4,457

FINANCIAL--MISCELLANEOUS (1.8%)
Fannie Mae                                           373,000             27,733
Freddie Mac                                          271,250             16,020
Fidelity National Financial, Inc.                    189,640              7,510
Nationwide Financial
 Services, Inc.                                      176,500              6,363

INSURANCE--LIFE (0.1%)
Jefferson-Pilot Corp.                                 67,000              3,686

INSURANCE--MULTILINE (2.8%)
St. Paul Cos., Inc.                                1,040,833             41,644
American International
 Group, Inc.                                         168,400             12,015
Protective Life Corp.                                201,300              7,539
Lincoln National Corp.                               147,762              6,992
Cincinnati Financial Corp.                           145,400              6,318
Allstate Corp.                                       138,700              6,305
Unitrin, Inc.                                        100,500              4,311
CIGNA Corp.                                           71,600              4,226

INSURANCE--PROPERTY-CASUALTY (3.1%)
XL Capital Ltd. Class A                              524,100             39,853
ACE Ltd.                                             740,200             31,577
The Chubb Corp.                                      371,301             25,820
Mercury General Corp.                                 72,200              3,605

REAL ESTATE INVESTMENT TRUST (0.5%)
Regency Centers Corp. REIT                           312,200             14,589

SAVINGS & Loan (1.1%)
Washington Mutual, Inc.                              507,565             21,678
Astoria Financial Corp.                              166,900              6,347
Charter One Financial, Inc.                          174,000              6,153
                                                                ----------------
                                                                $       945,738
                                                                ----------------

HEALTH CARE (6.0%)
Pfizer Inc.                                        1,652,355             57,915
Merck & Co., Inc.                                    721,700             31,892
Baxter International, Inc.                         1,015,118             31,357
Wyeth                                                564,698             21,204
Johnson & Johnson                                    329,094             16,691
Bristol-Myers Squibb Co.                             602,532             14,599
Abbott Laboratories                                  182,236              7,490
GlaxoSmithKline PLC ADR                              154,293              6,164
Eli Lilly & Co.                                       82,969              5,551
                                                                ----------------
                                                                $       192,863
                                                                ----------------

INTEGRATED OILS (10.8%)
ExxonMobil Corp.                                   2,087,030             86,800
ChevronTexaco Corp.                                  834,410             73,245
Shell Transport & Trading Co. ADR                  1,249,400             49,864
ConocoPhillips Co.                                   629,100             43,917
BP PLC ADR                                           836,986             42,854
Unocal Corp.                                         480,875             17,927
Amerada Hess Corp.                                   256,700             16,757
Royal Dutch Petroleum Co. ADR                        212,500             10,111
Marathon Oil Corp.                                   209,200              7,044
                                                                ----------------
                                                                $       348,519
                                                                ----------------
OTHER ENERGY (0.9%)
Diamond Offshore Drilling, Inc.                      447,700             10,830
Halliburton Co.                                      267,700              8,135
Kerr-McGee Corp.                                     128,400              6,613
Williams Cos., Inc.                                  426,200              4,079
                                                                ----------------
                                                                $        29,657
                                                                ----------------

MATERIALS & PROCESSING (8.3%)
Alcoa Inc.                                         1,303,600             45,222
E.I. du Pont de Nemours & Co.                        865,902             36,558
Weyerhaeuser Co.                                     455,800             29,855
Dow Chemical Co.                                     713,887             28,755
Masco Corp.                                          832,800             25,342
PPG Industries, Inc.                                 353,500             20,609
Eastman Chemical Co.                                 360,900             15,403

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                           795,000    $        13,412
Nucor Corp.                                          194,300             11,946
Temple-Inland Inc.                                   124,800              7,905
Alcan Inc.                                           162,225              7,266
Avery Dennison Corp.                                 106,100              6,600
Sonoco Products Co.                                  251,700              6,111
Lyondell Chemical Co.                                403,500              5,988
International Paper Co.                              141,620              5,985
Lafarge North America Inc.                            46,300              1,882
                                                                ----------------
                                                                $       268,839
                                                                ----------------
PRODUCER DURABLES (5.6%)
Caterpillar, Inc.                                    673,700             53,269
Emerson Electric Co.                                 784,559             47,011
Nokia Corp. ADR                                      838,500             17,005
Lockheed Martin Corp.                                319,075             14,563
Pitney Bowes, Inc.                                   315,635             13,449
Koninklijke (Royal) Philips
 Electronics N.V.                                    379,450             10,996
Northrop Grumman Corp.                               103,125             10,150
The Boeing Co.                                       177,432              7,287
Cooper Industries, Inc. Class A                      122,100              6,982
                                                                ----------------
                                                                $       180,712
                                                                ----------------

TECHNOLOGY (4.2%)
Hewlett-Packard Co.                                2,729,800             62,349
Motorola, Inc.                                       856,800             15,080
Electronic Data Systems Corp.                        752,100             14,553
Rockwell Automation, Inc.                            381,800             13,237
Raytheon Co.                                         402,700             12,621
International Business Machines Corp.                100,000              9,184
Microsoft Corp.                                      331,950              8,289
                                                                ----------------
                                                                $       135,313
                                                                ----------------

UTILITIES (11.0%)
SBC Communications Inc.                            1,785,373             43,813
Verizon Communications Inc.                        1,107,182             40,456
FPL Group, Inc.                                      435,433             29,109
BellSouth Corp.                                      916,104             25,367
Exelon Corp.                                         346,000             23,829
Questar Corp.                                        643,300             23,442
SCANA Corp.                                          585,025             20,681
Dominion Resources, Inc.                             310,885             19,990
Duke Energy Corp.                                    675,334             15,263
AT&T Corp.                                           745,970             14,599
Sprint Corp.                                         776,800             14,316
Entergy Corp.                                        193,450             11,510
Cinergy Corp.                                        266,000             10,877
National Fuel Gas Co.                                378,200              9,304
PPL Corp.                                            198,600              9,056
Pinnacle West Capital Corp.                          200,400              7,886
Kinder Morgan, Inc.                                  125,000              7,877
Xcel Energy, Inc.                                    439,900              7,835
DPL Inc.                                             370,700              6,951
ALLTEL Corp.                                         131,200              6,546
NiSource, Inc.                                       299,500              6,364
NICOR Inc.                                             7,700                271
                                                                ----------------
                                                                $       355,342
                                                                ----------------
OTHER (2.8%)
General Electric Co.                               1,031,824             31,491
Textron, Inc.                                        415,400             22,079
Honeywell International Inc.                         620,637             21,009
Tyco International Ltd.                              405,700             11,623
Teleflex Inc.                                        133,400              6,567
                                                                ----------------
                                                                $        92,769
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,457,755)                           $     3,074,486
--------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
--------------------------------------------------------------------------------
News Corp. Ltd. Pfd. ADR (Cost $12,346)              448,325             14,216
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.8%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
 Equity Receipts-- Total Stock Market                370,000             40,434
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
                                           -----------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.02%, 4/7/2004                                  $ 8,000              7,999
REPURCHASE AGREEMENTS
BNP-Paribas
 1.00%, 4/1/2004                                       8,241              8,241
 (Dated 3/31/2004, Repurchase
 Value $8,241,000 collateralized
 by U.S.Treasury Bonds,
 12.00%, 5/15/2005)
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.04%, 4/1/2004                                      86,211             86,211
 1.06%, 4/1/2004--Note G                              77,212             77,212
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS (Cost $216,668)                             220,097
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%) (Cost $2,686,769)                    $     3,308,799
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME FUND                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     48,105
Security Lending Collateral Payable
 to Brokers--Note G                                                     (77,212)
Other Liabilities                                                       (40,279)
                                                                ----------------
                                                                $       (69,386)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $     3,239,413
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 2.9% respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $     2,549,085
Overdistributed Net Investment Income                                      (191)
Accumulated Net Realized Gains                                           67,545
Unrealized Appreciation
 Investment Securities                                                  622,030
 Futures Contracts                                                          944
--------------------------------------------------------------------------------
 NET ASSETS                                                     $     3,239,413
================================================================================
Investor Shares--Net Assets
Applicable to 120,541,581 outstanding $.001
par value shares of beneficial interest
 (unlimited authorization)                                      $     2,711,290
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         22.49
================================================================================
Admiral Shares--Net Assets
Applicable to 11,202,242 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                      $       528,123
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         47.14
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              EQUITY INCOME FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                     $        42,015
  Interest                                                                  796
  Security Lending                                                           30
--------------------------------------------------------------------------------
Total Income                                                    $        42,841
--------------------------------------------------------------------------------
Expenses
The Vanguard Group--Note B
  Basic Fee                                                               1,477
  Performance Adjustment                                                    105
The Vanguard Group--Note C
Management and Administrative
  Investor Shares                                                         2,785
  Admiral Shares                                                            248
Marketing and Distribution
  Investor Shares                                                           153
  Admiral Shares                                                             31
Custodian Fees                                                               24
Shareholders' Reports
  Investor Shares                                                            26
  Admiral Shares --
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
Total Expenses                                                  $         4,850
Expenses Paid Indirectly--Note D                                           (295)
--------------------------------------------------------------------------------
Net Expenses                                                    $         4,555
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $        38,286
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             75,556
  Futures Contracts                                                       8,052
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 83,608
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                   295,914
Futures Contracts                                                         2,863
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $       298,777
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $       420,671
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             EQUITY INCOME FUND
                                                  ------------------------------
                                                  SIX MONTHS                YEAR
                                                       ENDED               ENDED
                                               MAR. 31, 2004      SEPT. 30, 2003
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                             $   38,286    $        61,643
Realized Net Gain (Loss)                              83,608             49,610
Change in Unrealized Appreciation (Depreciation)     298,777            277,680
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                          420,671            388,933
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                    (31,807)           (52,982)
  Admiral Shares                                      (6,278)            (9,229)
Realized Capital Gain*
  Investor Shares                                    (53,695)                --
  Admiral Shares                                      (9,958)                --
--------------------------------------------------------------------------------
  Total Distributions                               (101,738)           (62,211)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                    221,676            161,440
  Admiral Shares                                      62,165            120,194
--------------------------------------------------------------------------------
Net Increase (Decrease) from
  Capital Share Transactions                         283,841            281,634
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          602,774            608,356
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              2,636,639          2,028,283
--------------------------------------------------------------------------------
  End of Period                                   $3,239,413    $     2,636,639
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $7,073,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


EQUITY INCOME FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS             YEAR ENDED SEPTEMBER 30,
                                                                    ENDED       ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              MAR. 31, 2004       2003       2002       2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $20.11     $17.36     $22.22     $24.06    $24.14   $22.80
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                .277        .50        .48       .539       .62      .64
Net Realized and Unrealized Gain (Loss)
  on Investments                                                    2.855       2.75      (4.26)     (.699)      .81     2.20
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  3.132       3.25      (3.78)     (.160)     1.43     2.84
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.275)      (.50)      (.48)     (.540)     (.64)    (.67)
  Distributions from Realized Capital Gains                         (.477)        --       (.60)    (1.140)     (.87)    (.83)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (.752)      (.50)     (1.08)    (1.680)    (1.51)   (1.50)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $22.49     $20.11     $17.36     $22.22    $24.06   $24.14
==============================================================================================================================

TOTAL RETURN                                                       15.76%     18.87%    -17.89%     -0.81%     6.28%   12.56%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               $2,711     $2,221     $1,776     $2,182    $2,420   $3,009
Ratio of Total Expenses to Average Net Assets*                    0.34%**      0.45%      0.46%      0.47%     0.43%    0.41%
Ratio of Net Investment Income to Average Net Assets              2.52%**      2.61%      2.21%      2.26%     2.59%    2.59%
Portfolio Turnover Rate                                             33%**        55%        21%        31%       36%      18%
==============================================================================================================================
 *Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, 0.03%, 0.02%, (0.02%), and (0.02%).
**Annualized.

EQUITY INCOME FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                               SIX MONTHS         SEPTEMBER 30,          AUG. 13* TO
                                                                    ENDED    -----------------------       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              MAR. 31, 2004       2003           2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $42.15     $36.39         $46.57           $50.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .606      1.078          1.040             .128
  Net Realized and Unrealized Gain (Loss) on Investments            5.986      5.770         (8.918)          (3.301)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                6.592      6.848         (7.878)          (3.173)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.602)    (1.088)        (1.044)           (.257)
  Distributions from Realized Capital Gains                        (1.000)        --         (1.258)              --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (1.602)    (1.088)        (2.302)           (.257)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $47.14     $42.15         $36.39           $46.57
=====================================================================================================================

TOTAL RETURN                                                       15.83%     18.98%        -17.80%           -6.31%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                                 $528       $416           $253             $162
Ratio of Total Expenses to Average Net Assets**                    0.22%+      0.35%          0.39%           0.39%+
Ratio of Net Investment Income to Average Net Assets               2.65%+      2.71%          2.29%           2.11%+
Portfolio Turnover Rate                                              33%+        55%            21%              31%
=====================================================================================================================
 *Inception.
**Includes  performance-based  investment advisory fee increases  (decreases) of
0.01%, 0.03%, 0.03%, and 0.02%.
+Annualized.





SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. John A. Levin & Co., Inc., and Wellington Management Company, llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $198,000 for the six months ended March 31, 2004.

For the six months ended March 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets before an increase of $105,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $477,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.48% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2004, these arrangements reduced expenses by $295,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $622,030,000, consisting of unrealized gains of $643,660,000 on securities that had risen in value since their purchase and $21,630,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                    (000)
                                                         -----------------------
                                                      AGGREGATE       UNREALIZED
                                      NUMBER OF      SETTLEMENT     APPRECIATION
FUTURES CONTRACTS                LONG CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                               163         $45,840             $440
S&P MidCap 400 Index                        101          30,477              414
E-Mini S&P 500 Index                        165           9,280               90
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended March 31, 2004, the fund purchased $716,372,000 of investment securities and sold $479,585,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2004, was $73,869,000, for which the fund held cash collateral of $77,212,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                     MARCH 31, 2004          SEPTEMBER 30, 2003
                                                -------------------         --------------------
                                               AMOUNT        SHARES         AMOUNT       SHARES
                                                (000)         (000)          (000)        (000)
------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                     $357,326        16,180       $468,196       24,298
  Issued in Lieu of Cash Distributions         77,396         3,596         46,697        2,417
Redeemed                                     (213,046)       (9,673)      (353,453)     (18,541)
                                            ----------------------------------------------------
  Net Increase (Decrease)--Investor Shares    221,676        10,103        161,440        8,174
                                            ----------------------------------------------------
Admiral Shares
  Issued                                       97,618         2,101        167,849        4,133
  Issued in Lieu of Cash Distributions         12,470           276          7,034          173
Redeemed                                      (47,923)       (1,039)       (54,689)      (1,381)
                                            ----------------------------------------------------
Net Increase (Decrease)--Admiral Shares        62,165         1,338         72,897        2,925
------------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

 Log on to VANGUARD.COM to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

Text Telephone
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q652 052004

VANGUARD GROWTH(R) EQUITY FUND
MARCH 31, 2004

[GRAPH SHIP]

SEMIANNUAL REPORT

[THE VANGUARD GROUP LOGO]

HOW TO READ YOUR FUND REPORT

================================================================================
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS                                Summary

1 LETTER FROM THE CHAIRMAN              o Vanguard Growth Equity Fund returned
                                          12.6% during the six months ended
5 REPORT FROM THE ADVISOR                 March 31, 2004

8 FUND PROFILE                          o The fund bested the returns of its
                                          comparative benchmarks but trailed
9 GLOSSARY OF INVESTMENT TERMS            the gain of the overall U.S. stock
                                          market.
10 PERFORMANCE SUMMARY
                                        o The advisor's stock selections,
11 ABOUT YOUR FUND'S EXPENSES             particularly technology companies,
                                          generated the fund's performance edge.
13 FINANCIAL STATEMENTS

21 ADVANTAGES OF VANGUARD.COM




WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER
WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

================================================================================

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard(R) Growth Equity Fund returned 12.6% during the six months ended March 31, 2004, surpassing the performance of its primary benchmark, the Russell 1000 Growth Index, as well as the average return of its mutual fund peer group. The fund's return modestly lagged the performance of the overall U.S. stock market, as smaller- capitalization stocks generally outperformed larger compa nies.

The adjacent table shows the relevant performance figures for your fund and its benchmarks. The components of the fund's return (per-share distributions and change in net asset value) appear in the table on page 4.

[PHOTOS OF JOHN J. BRENNAN]

------------------------------------------
TOTAL RETURNS             SIX MONTHS ENDED
                            MARCH 31, 2004
------------------------------------------
Vanguard Growth Equity Fund          12.6%
Russell 1000 Growth Index            11.3
Average Large-Cap Growth Fund*       10.8
Wilshire 5000 Index                  15.3
------------------------------------------
*Derived from data provided by Lipper Inc.

SMALL STOCKS LED THE WAY

The U.S. stock market's yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially powerful among small-capitalization stocks. While the overall equity market, as represented by the Wilshire 5000 Total Market Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor markets. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BOND RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
                                                     Six         One        Five
                                                  Months        Year      Years*
STOCKS
Russell 1000 Index (Large-caps)                    14.4%       36.4%       -0.6%
Russell 2000 Index (Small-caps)                    21.7        63.8         9.7
Wilshire 5000 Index (Entire market)                15.3        39.4         0.2
MSCI All Country World Index
 ex USA (International)                            22.8        59.9         2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         3.0%        5.4%        7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                         3.1         5.9         6.0
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                1.2%        1.7%        2.6%
--------------------------------------------------------------------------------
*Annualized.

THE FUND'S REBOUND CONTINUED, BUT HAS SLOWED

The Growth Equity Fund, which rebounded in fiscal 2003 after two very difficult years, continued to gain ground during the first half of fiscal 2004. The lion's share of the fund's 12.6% return for the period came during the last three months of 2003, when the fund advanced 10.6%. During that time, strong stock selection by the investment advisor, Turner Investment Partners, in the producer durables and technology sectors helped the fund to outdistance competitors. In the first calendar quarter of 2004, however, the fund's advance--along with that of the overall market--slowed considerably. Some sectors in the broad market had flat or even negative returns during these three months, but the advisor avoided major setbacks through careful stock selection and by continuing to avoid significantly over- or underweighting any one sector.

TECHNOLOGY HOLDINGS MADE THE BIGGEST OVERALL CONTRIBUTION

The leading contributor to the fund's six-month performance was its technology portfolio. The overall sector (as represented in the Russell 1000 Growth Index) gained 7.4% during the period, but your fund's advisor amplified results by selecting some of the better tech performers. As a result, the fund's tech holdings, which constituted about a quarter of assets on March 31, advanced a healthy 14.3%.

The fund also enjoyed positive results from holdings in the consumer discretionary and financial services sectors, which together accounted for about another quarter of fund assets. Both sectors benefited from the uptick in economic activity, and the advisor's picks in these areas proved to be among the better-performing stocks for the fund.

While no sector declined during the six-month period, the fund's holdings in the utilities, auto & transportation, and "other energy" sectors were relative underperformers. However, they did not detract significantly from the fund's performance in comparison with the Russell 1000 Growth Index.

THE FUND'S AGGRESSIVE APPROACH TRANSLATES INTO VOLATILITY

A year ago, we were pleased to be able to report that the prolonged bear market had finally eased. Now, with the stock market and your fund having performed impressively over the past 12 months, we are grateful that our long-term shareholders' patience was rewarded, but we urge you not to count on seeing the same kind of gains for the foreseeable future. The market will always behave in unpredictable ways, and its recent performance cannot be used to predict what lies ahead.

Come what may in the market, the fund's advisor will continue to buy stocks in those large and mid-size companies that it believes have the most promising prospects for strong earnings growth. The advisor also doesn't hesitate to sell holdings that have appreciated significantly or that no longer seem promising. This aggressive approach has typically resulted in performance that is more volatile than that of the overall market.

A look at the fund's results over the past five fiscal years underscores the ups and downs its shareholders can face: gains of 38.2% and 51.1% in fiscal 1999 and 2000; losses of -55.9% and -23.1% in fiscal 2001 and 2002, then last year's rebound of 31.8% (see the Performance Summary on page 10). Over the long term, we expect the gains to outweigh the losses for those investors who aren't deterred by the prospect of such a bumpy ride from time to time.

Because Vanguard Growth Equity Fund is so aggressive in seeking long-term capital appreciation, we always like to remind our shareholders that the fund serves best as just one part of a well-diversified portfolio. Maintaining a broad mix of stock, bond, and money market investments tailored to your situation is always the best route to reaching your long-term objectives.

Thank you for entrusting your assets to us.


Sincerely,
/S/ JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
APRIL 14, 2004


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                 DISTRIBUTIONS PER SHARE
                                               ---------------------------------
                            STARTING      ENDING         INCOME          CAPITAL
                         SHARE PRICE SHARE PRICE      DIVIDENDS            GAINS
--------------------------------------------------------------------------------
Growth Equity Fund            $8.32        $9.35          $0.02            $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

In the six-month period ended March 31, 2004, the stock market rally kept rolling along, and Vanguard Growth Equity Fund followed suit, gaining 12.6%. That return topped the Russell 1000 Growth Index's 11.3% gain but trailed the S&P 500 Index's 14.1% advance.

With the exception of a pronounced dip in February and March, just about everything came up positive for stocks in the period. All ten market sectors in the Russell 1000 Growth Index recorded gains, ranging from the energy sector (+24%) to the auto & transportation sector (+7%). Market sentiment remained generally bullish, mainly because of good news about the economy and corporate earnings, both of which exceeded the consensus expectations of economists and Wall Street analysts.

We think the fund performed as well as it did in no small part because we remained true to our growth-investment process, which is based on the principle that earnings expectations drive stock prices over time. Since the fourth quarter of 2002, companies with good earnings prospects have been increasingly rewarded with higher stock prices. In contrast, earnings prospects didn't seem to matter much in the bear market that persisted from March 2000 to September 2002; then, valuations were all-important.

=======================================
INVESTMENT PHILOSOPHY
The advisor believes that superior
long-term results can be achieved by
emphasizing stocks that have above-average
earnings prospects.
=======================================

Our investment process led us to generally emphasize semiconductor and related capital-equipment stocks as well as Internet, brokerage, credit card, wireless communications, and telecommunications equipment stocks. All are in industries and sectors that have high earnings expectations and that performed relatively well.

The fund's gains were mostly due to the strong returns in the sectors that have significant weightings in the growth indexes: health care, technology, consumer discretionary, and financial services. As you may know, the fund is "sector neutral," which means that we keep its sector weightings close to those of our primary benchmark, the Russell 1000 Growth Index. Given this posture and the size of the four major sectors, it's extremely difficult for the fund to outperform if our holdings in these sectors don't do well. Fortunately, the fund benefited not just from the strong performance of these sectors but also from good stock selection. Six of the fund's ten sector positions outperformed the corresponding index sectors.

Providing the most in extra return were holdings in the technology, consumer discretionary, and materials & processing sectors, which amounted to more than 40% of the portfolio. Our technology holdings were the biggest contributors to the fund's overall results, gaining 14% compared with a 7% rise for the index sector. In terms of absolute returns, our materials & processing holdings--powered by metals stocks--produced the largest total return, gaining 26%. While this return outperformed the index's sector by about five percentage points, the group's small size in the fund meant the positive effect was limited.

We did have some areas of underperformance. For example, our 1% weighting in utilities and telecommunication stocks gained 5%, while the index sector rose 18%. That shortfall occurred because the fund owned too many richly valued (and unpopular) telecommunications stocks and too few moderately valued (and popular) utility stocks. Fortunately, because of the sector's small weighting, the poor performance had little effect on the fund's overall result.

Looking ahead, we continue to think the stock market will oscillate over the next several years but will tend to move upward, recording total returns of 9%-10% annually. We anticipate that in 2004 cyclical stocks will perform relatively well, benefiting from the Federal Reserve's hesitancy about raising rates. Stocks generally should benefit from an increase in mergers and acquisitions, continuing productivity gains, and double-digit growth in earnings. Indeed, the consensus of Wall Street analysts is that the companies in the Russell 1000 Growth Index will increase their earnings per share by 17.5% over the next 12 months.

We are taking pains to make sure the fund holds stocks of companies that are likely to report the strongest earnings going forward. We think those stocks will do best in a market that may be beset by periodic attacks of investor anxiety and mixed economic signals. In our view, companies that offer especially good earnings potential now include retailers of premium-priced goods; software providers; makers of biotechnology products, drugs, broadband-communications systems, and wireless-communications networks; investment managers; financial transaction processors; and firms in cyclical industries such as metals and industrial products, which tend to flourish when the economic cycle is maturing.

Bob Turner, CHAIRMAN AND CHIEF INVESTMENT OFFICER

TURNER INVESTMENT PARTNERS
APRIL 20, 2004

--------------------------------------------------------------------------------
AS OF 3/31/2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

GROWTH EQUITY FUND
-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          COMPARATIVE        BROAD
                                FUND           INDEX*      INDEX**
-------------------------------------------------------------------
Number of Stocks                  91              582        5,157
Median Market Cap             $33.8B           $52.4B       $27.1B
Price/Earnings Ratio           39.4x            26.6x        23.7x
Price/Book Ratio                4.0x             4.5x         3.0x
Yield                           0.0%             1.0%         1.5%
Return on Equity               20.0%            23.9%        15.7%
Earnings Growth Rate           11.8%            11.5%         5.5%
Foreign Holdings                5.2%             0.0%         0.9%
Turnover Rate                  148%Y               --           --
Expense Ratio                 0.73%Y               --           --
Short-Term Reserves               0%               --           --
-------------------------------------------------------------------

--------------------------------------------------
Ten Largest Holdings (% of total net assets)

Pfizer Inc.                                  6.0%
   (pharmaceuticals)
Cisco Systems, Inc.                          4.0
   (computer hardware)
General Electric Co.                         3.9
   (conglomerate)
Dell Inc.                                    2.7
   (computer hardware)
Amgen, Inc.                                  2.5
   (biotechnology)
PepsiCo, Inc.                                2.4
   (beverage)
Wal-Mart Stores, Inc.                        2.4
   (retail)
American International Group, Inc.           2.0
   (insurance)
EMC Corp.                                    1.8
   (computer hardware)
The Procter & Gamble Co.                     1.8
   (consumer products)
--------------------------------------------------
Top Ten                                     29.5%
--------------------------------------------------
Ten Largest Holdings" excludes any temporary cash investments and equity index products.


------------------------------------------------------------------
VOLATILITY MEASURES
                                COMPARATIVE                 BROAD
                      FUND            INDEX*    FUND       INDEX**
------------------------------------------------------------------
R-Squared             0.96             1.00    0.91          1.00
Beta                  1.11             1.00    1.24          1.00
------------------------------------------------------------------

-----------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                    Comparative        Broad
                                     Fund                Index*      Index**

Auto & Transportation                  2%                    2%           3%
Consumer Discretionary                18                    18           16
Consumer Staples                       8                     9            7
Financial Services                    11                    11           24
Health Care                           24                    24           13
Integrated Oils                        0                     0            4
Other Energy                           1                     1            3
Materials & Processing                 2                     1            4
Producer Durables                      4                     4            4
Technology                            24                    22           14
Utilities                              1                     2            7
Other                                  5                     6            1
-----------------------------------------------------------------------------


--------------------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   GROWTH
--------------------------------------




 *Russell 1000 Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 3/31/2004
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) September 30, 1993-March 31, 2004

Scale -75% -- 75%

Fiscal Year    Growth Equity   Russell 1000
                 Fund*         Growth Index
1994               -3              5.8
1995             20.6             32.2
1996             22.9             21.4
1997             32.6             36.3
1998             10.7             11.1
1999             38.2             34.9
2000             51.1             23.4
2001            -55.9            -45.6
2002            -23.1            -22.5
2003             31.8             25.9
2004             12.6             11.3

--------------------------------------------------------------------------------
*    Prior to June 12, 2000,  the fund was organized as the Turner Growth Equity
     Fund.
**   Six months ended March 31, 2004.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                                             TEN YEARS
                                        ONE     FIVE ---------------------------
                     INCEPTION DATE    YEAR    YEARS CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------
Growth Equity Fund        3/11/1992   40.70%   -5.02%   8.63%    0.20%     8.83%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* Hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004

                                 BEGINNING              ENDING         EXPENSES
                             ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING
GROWTH EQUITY FUND               9/30/2003           3/31/2004          PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                  $1,000              $1,126            $3.93

Hypothetical 5% Return               1,000               1,046             3.79
--------------------------------------------------------------------------------
* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                    AVERAGE
                                             FUND                 LARGE-CAP
                                          EXPENSE               GROWTH FUND
                                            RATIO             EXPENSE RATIO
--------------------------------------------------------------------------------
Growth Equity Fund                          0.73%                    1.61%*
--------------------------------------------------------------------------------
* Peer-group ratio captures data through year-end 2003

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 3/31/2004
FINANCIAL STATEMENTS (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
GROWTH EQUITY FUND                              SHARES         (000)
---------------------------------------------------------------------
COMMON STOCKS (99.8%)
---------------------------------------------------------------------
AUTO & Transportation (1.6%)
 United Parcel Service, Inc.                      86,680       6,054
 Norfolk Southern Corp.                          213,150       4,709
 Navistar International Corp.                     70,230       3,220
                                                              ------
                                                              13,983
                                                              ------

CONSUMER DISCRETIONARY (17.7%)
  Wal-Mart Stores, Inc.                          340,770      20,341
  Yahoo! Inc.                                    205,780       9,999
  NIKE, Inc. Class B                             115,940       9,028
* eBay Inc.                                      125,680       8,713
  Lowe's Cos., Inc.                              153,400       8,610
  Starbucks Corp.                                224,480       8,474
  Target Corp.                                   182,850       8,236
  Time Warner, Inc.                              456,170       7,691
  International Game Technology                  169,970       7,642
  Univision Communications Inc.                  226,000       7,460
* Coach, Inc.                                    178,140       7,302
* Apollo Group, Inc. Class A                      79,830       6,874
  Avon Products, Inc.                             88,470       6,712
  CDW Corp.                                       81,427       5,505
  Starwood Hotels & Resorts
    Worldwide, Inc.                              129,120       5,229
  Monster Worldwide Inc.                         179,530       4,704
  Marvel Enterprises Inc.                        230,205       4,418
  Tiffany & Co.                                  113,510       4,333
  VeriSign, Inc.                                 244,930       4,063
* Chico's FAS, Inc.                               84,580       3,925
* The Cheesecake Factory                          72,300       3,335
                                                            --------
                                                             152,594
                                                            --------

CONSUMER STAPLES (7.8%)
 PepsiCo, Inc.                                   379,200      20,420
 The Procter & Gamble Co.                        148,390      15,563
 Walgreen Co.                                    453,180      14,932
 Sysco Corp.                                     262,410      10,247
 Whole Foods Market, Inc.                         80,940       6,067
                                                             -------
                                                              67,229
                                                             -------

Financial Services (11.0%)
  American International
   Group, Inc.                                   246,980      17,622
  American Express Co.                           263,740      13,675
  The Goldman Sachs Group, Inc.                  125,050      13,049
  Charles Schwab Corp.                         1,021,990      11,865
  Citigroup, Inc.                                183,780       9,501
  T. Rowe Price Group Inc.                       147,140       7,921
* Ameritrade Holding Corp.                       444,240       6,841
* CheckFree Corp.                                191,730       5,648
  Knight Trading Group, Inc.                     361,190       4,573
  Allstate Corp.                                  99,430       4,520
                                                              ------
                                                              95,215
                                                              ------

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
GROWTH EQUITY FUND                              SHARES         (000)
---------------------------------------------------------------------
COMMON STOCKS (99.8%)
---------------------------------------------------------------------
HEALTH CARE (24.3%)
  BIOTECH RESEARCH & Production (6.1%)
* Amgen, Inc.                                    369,850      21,514
* Genentech, Inc.                                127,870      13,531
* Biogen Idec Inc.                               158,280       8,800
* Invitrogen Corp.                                68,020       4,876
  Neurocrine Biosciences, Inc.                    61,850       3,655

DRUGS & PHARMACEUTICALS (8.7%)
  Pfizer Inc.                                  1,471,759      51,585
* Forest Laboratories, Inc.                      120,570       8,635
  Teva Pharmaceutical Industries
   Ltd. Sponsored ADR                            121,090       7,678
  Watson Pharmaceuticals, Inc.                   171,300       7,330

HEALTH & Personal Care (2.1%)
* Anthem, Inc.                                   133,080      12,062
  Omnicare, Inc.                                 147,850       6,554

HEALTH CARE MANAGEMENT SERVICES (1.9%)
UnitedHealth Group Inc.                          145,730       9,391
* Caremark Rx, Inc.                              205,130       6,821

MEDICAL & Dental Instruments & Supplies (5.5%)
  Guidant Corp.                                  196,030      12,422
* Boston Scientific Corp.                        243,720      10,329
  St. Jude Medical, Inc.                         141,830      10,226
  Zimmer Holdings, Inc.                          121,740       8,982
  Alcon, Inc.                                     88,690       5,614
                                                             -------
                                                             210,005
                                                             -------

MATERIALS & Processing (2.0%)
Archer-Daniels-Midland Co.                       399,160       6,734
Alcoa Inc.                                       165,750       5,750
Phelps Dodge Corp.                                58,660       4,790
                                                              ------
                                                              17,274
                                                              ------

OTHER ENERGY (1.3%)
Williams Cos., Inc.                              712,700       6,821
Smith International, Inc.                         78,290       4,189
                                                              ------
                                                              11,010
                                                              ------

PRODUCER DURABLES (3.8%)
* Applied Materials, Inc.                        610,870      13,060
  Caterpillar, Inc.                               97,550       7,713
  Deere & Co.                                     91,010       6,308
  Danaher Corp.                                   58,050       5,420
                                                             -------
                                                              32,501
                                                             -------

TECHNOLOGY (24.3%)
 COMMUNICATIONS TECHNOLOGY (8.3%)
* Cisco Systems, Inc.                          1,474,760      34,686
  QUALCOMM Inc.                                  198,260      13,169
  Juniper Networks, Inc.                         400,430      10,415
Motorola, Inc. 509,670 8,970
* Comverse Technology, Inc. 228,220 4,140

COMPUTER SERVICES SOFTWARE & Systems (2.7%)
SAP AG ADR                                       380,540      14,959
Symantec Corp.                                   102,430       4,743
SINA.com                                         101,550       3,842

COMPUTER TECHNOLOGY (5.4%)
* Dell Inc.                                      692,520      23,283
* EMC Corp.                                    1,172,190      15,954
  NVIDIA Corp.                                   289,090       7,658

ELECTRONICS (2.4%)
Sony Corp. ADR                                   172,390       7,208
Sanmina-SCI Corp.                                633,010       6,970
Vishay Intertechnology, Inc.                     303,440       6,475

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.5%)
  Analog Devices, Inc.                           265,080      12,726
* Broadcom Corp.                                 212,650       8,330
  National Semiconductor Corp.                   175,580       7,801
  Xilinx, Inc.                                   195,190       7,417
  PMC Sierra Inc.                                351,350       5,962
  Silicon Laboratories Inc.                      105,990       5,605
                                                             -------
                                                             210,313
                                                             -------

UTILITIES (1.2%)
Vodafone Group PLC ADR                           249,760       5,969
* Cablevision Systems NY Group Class A           194,580       4,452
                                                             -------
                                                              10,421
                                                             -------

OTHER (4.8%)
General Electric Co.                           1,105,890      33,752
Tyco International Ltd.                          286,200       8,200
                                                              ------
                                                              41,952
                                                              ------

---------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $787,089)                          862,497
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
---------------------------------------------------------------------

REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.04%, 4/1/2004
 (Cost $820)                                        $820         820
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (Cost $787,909)                    863,317
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                                               (000)
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------
Receivables for Investment Securities Sold                  $ 30,196
Other Assets--Note C                                           2,210
Payables for Investment Securities Purchased                 (28,517)
Other Liabilities                                             (3,032)
                                                              ------
                                                                 857
                                                              ------
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 92,394,538 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                  $864,174
=====================================================================
NET ASSET VALUE PER SHARE                                      $9.35
=====================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
ADR--American Depositary Receipt.


---------------------------------------------------------------------
                                                              MARKET
                                                  AMOUNT      VALUE*
                                                   (000)       (000)
---------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
Paid-in Capital                               $1,413,064      $15.29
Overdistributed Net
  Investment Income                                 (474)       (.01)
Accumulated Net
  Realized Losses                               (623,824)      (6.75)
Unrealized Appreciation                           75,408         .82
---------------------------------------------------------------------
NET ASSETS                                     $ 864,174       $9.35
=====================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             GROWTH EQUITY FUND
                                                SIX MONTHS ENDED MARCH 31, 2004
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                              $ 3,199
 Interest                                                                    27
 Security Lending                                                            12
--------------------------------------------------------------------------------
Total Income                                                              3,238
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               1,600
  Performance Adjustment                                                   (241)
The Vanguard Group--Note C
  Management and Administrative                                           1,559
  Marketing and Distribution                                                 67
Custodian Fees                                                                8
Shareholders' Reports                                                        20
--------------------------------------------------------------------------------
  Total Expenses                                                          3,013
  Expenses Paid Indirectly--Note D                                         (471)
--------------------------------------------------------------------------------
Net Expenses                                                              2,542
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       696
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   53,653
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENT SECURITIES                                                 38,911
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $93,260
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          Growth Equity Fund
                                                     ---------------------------
                                                      Six Months           Year
                                                           Ended          Ended
                                                   Mar. 31, 2004 Sept. 30, 2003
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                     $ 696        $ 1,498
 Realized Net Gain (Loss)                                 53,653         48,104
 Change in Unrealized Appreciation (Depreciation)         38,911        113,164
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
   Net Assets Resulting from Operations                   93,260        162,766
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                    (1,780)        (1,480)
 Realized Capital Gain                                        --             --
--------------------------------------------------------------------------------
  Total Distributions                                     (1,780)        (1,480)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                  177,330        267,990
 Issued in Lieu of Cash Distributions                      1,727          1,435
 Redeemed                                               (130,757)      (206,428)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
   Share Transactions                                     48,300         62,997
--------------------------------------------------------------------------------
 Total Increase (Decrease)                               139,780        224,283
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                     724,394        500,111
--------------------------------------------------------------------------------
 End of Period                                          $864,174       $724,394
================================================================================
1Shares Issued (Redeemed)
 Issued                                                   19,336         36,175
 Issued in Lieu of Cash Distributions                        190            212
 Redeemed                                                (14,234)       (28,304)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding           5,292          8,083
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



GROWTH EQUITY FUND
--------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    MARCH 31, 2004      2003      2002    2001    2000*   1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.32     $6.33     $8.23  $18.68  $15.88  $12.87
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                                 --      .018       .01    (.01)   (.01)   (.05)
 Net Realized and Unrealized Gain (Loss) on Investments     1.05     1.990     (1.91) (10.44)   7.33    4.66
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          1.05     2.008     (1.90) (10.45)   7.32    4.61
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.02)    (.018)       --      --      --      --
 Distributions from Realized Capital Gains                    --        --        --      --   (4.52)  (1.60)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (.02)    (.018)       --      --   (4.52)  (1.60)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.35     $8.32     $6.33   $8.23  $18.68  $15.88
==============================================================================================================
TOTAL RETURN                                              12.63%    31.79%   -23.09% -55.94%  51.07%  38.15%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $864      $724      $500    $625    $918    $143
  Ratio of Total Expenses to Average Net Assets         0.73%**+     0.54+    0.58%+  0.77%+   0.74%   0.96%
  Ratio of Net Expenses to Average Net Assets-Note D    0.62%**+    0.42%+    0.43%+  0.59%+   0.72%   0.92%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                                0.17%**     0.25%     0.12%  (0.10%)  (0.19) (0.42%)
  Portfolio Turnover Rate                                    148%      220%      273%    357%    303%    328%
==============================================================================================================
*    Turner Growth  Equity Fund  reorganized  into  Vanguard  Growth Equity Fund effective June 12, 2000.
**   Annualized.
+    Includes performance-based investment advisory fee increases (decreases) of
     (0.06%) for 2004, (0.29%) for 2003, (0.20%) for 2002, and (0.05%) for 2001.


SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell 1000 Growth Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.39% of the fund's average net assets before a decrease of $241,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.13% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2004, these arrangements reduced the fund's expenses by $471,000 (an annual rate of 0.11% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $677,325,000 to offset future net capital gains of $39,077,000 through September 30, 2009, $495,055,000 through September 30, 2010,
$136,482,000 through September 30, 2011, and $6,711,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $75,408,000, consisting of unrealized gains of $91,527,000 on securities that had risen in value since their purchase and $16,119,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2004, the fund purchased $652,152,000 of investment securities and sold $606,647,000 of investment securities other than temporary cash investments.

INVESTING IS FAST, EASY, AND SECURE ON
VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today! capitalize on your ira

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.


CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.


MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit. consider cost

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.


REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS
STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; consider and read them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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Q5442 052004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD FENWAY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD FENWAY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

       VANGUARD FENWAY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  May 10, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.